Federated Fund for U.S. Government Securities
      Class A Shares
      Class B Shares
      Class C Shares
(A portfolio of Federated Income Securities Trust)
--------------------------------------------------------------------------------
Supplement to Prospectus dated September 27, 2002

     Under the section entitled "Who Manages the Fund?" please delete the biography of Kathleen M. Foody-Malus in its entirety and replace with the following:


     Robert E. Cauley

     Robert E. Cauley has been the Fund's Portfolio Manager since February 2003. Mr. Cauley joined Federated in 1996 as a Senior Investment Analyst and an Assistant Vice President of the Fund's Adviser and has been a Portfolio Manager since 1997. Mr. Cauley has been a Vice President of the Adviser since 1999. Mr. Cauley was a member of the Asset-Backed Structuring Group at Lehman Brothers Holding, Inc. from 1994 to 1996. Mr. Cauley earned his M.S.I.A., concentrating in Finance and Economics, from Carnegie Mellon University.

Donald T. Ellenberger remains as Portfolio Manager of the Fund.





                                                      March 28, 2003




Cusip 31420C704
Cusip 31420C803
Cusip 31420C886

28317 (3/03)